THE LAZARD FUNDS, INC.

Supplement to Prospectus dated May 1, 2005

Principal Portfolio Managers

The following are the principal persons primarily responsible for the day-to-day management of the assets of Lazard Mid Cap Portfolio. This information replaces any contrary information contained in the Prospectus.

Mid Cap Portfolio—Andrew D. Lacey (since January 2001), Christopher H. Blake (since November 2001), Gary Buesser (since May 2003) and Robert A. Failla (since July 2005)

July 29, 2005